SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 17, 2006

CardioVascular BioTherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51172	33-0795984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 Village Center Circle, Suite 250

Las Vegas, Nevada

89134

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: 702-839-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

CardioVascular BioTherapeutics, Inc. developed a glossy document titled the 2006 Annual Review to complement the information in its annual report on Form 10-K and its definitive proxy statement on Schedule 14A, each filed with the Securities and Exchange Commission and each mailed to all shareholders of record as of March 31, 2006. The company posted the 2006 Annual Review on its website May 9, 2006 (www.cvbt.com). As of the date of this filing, CardioVascular BioTherapeutics, Inc. is now starting to provide this 2006 Annual Review to shareholders, investors and other parties in addition to or subsequent to the Form 10-K and Schedule 14A.

A copy of this 2006 Annual Review is furnished as Exhibit 99.1 to this review. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this review, regardless of any general incorporation language in the filing.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits
99.1 CardioVascular BioTherapeutics, Inc. 2006 Annual Review.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this review to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

Date: May 17, 2006	By:	/s/ Mickael A. Flaa
Mickael A. Flaa
Chief Financial Officer

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EXHIBIT INDEX

99.1         CardioVascular BioTherapeutics, Inc. 2006 Annual Review.

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